UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 1, 2022
Date of Report (Date of earliest event reported)

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6940 Columbia Gateway Dr, Suite 470, Columbia, MD 21046
(Address of principal executive offices and zip code)

(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 1, 2022, the  Company’s current independent registered public accounting firm, Dixon Hughes Goodman LLP, a North Carolina limited liability partnership (“DHG”), completed its previously announced merger (the “Merger”) with BKD LLP, a Missouri limited liability partnership (“BKD”). Following the Merger and the transactions contemplated thereby, the surviving entity will be named FORVIS, LLP (“FORVIS”). By unanimous written consent, on June 1, 2022, the Audit Committee of the Company’s Board of Directors (i) confirmed FORVIS will serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2022, and (ii) appointed FORVIS as the independent registered public accounting firm of the Company effective on and as of June 1, 2022. DHG neither resigned nor was dismissed as the independent registered public accounting firm of the Company.
The audit report of DHG on the financial statements of the Company as of December 31, 2021 and 2020, and for each of the years in the periods then ended, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's fiscal years ended December 31, 2021 and 2020, and the subsequent period through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and DHG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of DHG, would have caused DHG to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended December 31, 2021 and 2020, and the subsequent period through the date of this report, the Company did not consult with BKD regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided FORVIS, as successor to DHG, a copy of the disclosures in this Form 8-K and has requested that FORVIS furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not FORVIS agrees with the Company's statements in this Item 4.01. A copy of the letter dated June 1, 2022 furnished by FORVIS in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
June 1, 2022